UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
                                                                       Date of Report (Date of earliest event reported)             December 22, 2006
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                  Delaware                                 1-9924                      52-1568099
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                              (State or other                          (Commission                 (IRS Employer
                               jurisdiction of                           File Number)               Identification No.)
                               incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K
    Item 8.01 Other Events.

        Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. made prior to 2001 pursuant to Regulation S under the Securities Act of 1933.

    Item 9.01 Financial Statements and Exhibits.

    (d)    Exhibits.

      Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 6.125% notes due October 2010.
99.2	Rule 135c Notice relating to Citigroup’s GBP 400,000,000 6.50% notes due August 2030.
99.3	Rule 135c Notice relating to Citigroup’s GBP 225,000,000 6.25% notes due September 2019.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Dated: December 22, 2006                        CITIGROUP INC.

                                                   By: /s/ Michael J. Tarpley
                                 Name: Michael J. Tarpley
                                 Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

    99.1    Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 6.125% notes due October 2010.
    99.2    Rule 135c Notice relating to Citigroup’s GBP 400,000,000 6.50% notes due August 2030.
    99.3    Rule 135c Notice relating to Citigroup’s GBP 225,000,000 6.25% notes due September 2019.